                                                                    EXHIBIT 4(M)


                             AMENDED AND RESTATED

                                TRUST AGREEMENT

                                     AMONG

                          ALUMINUM COMPANY OF AMERICA
                                 AS DEPOSITOR,

                           THE CHASE MANHATTAN BANK
                             AS PROPERTY TRUSTEE,

                         CHASE MANHATTAN BANK DELAWARE
                             AS DELAWARE TRUSTEE,

                                      AND

                   THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                              DATED AS OF [DATE]

                                 ALCOA TRUST I

================================================================================

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE 1
     DEFINED TERMS
     SECTION 1.1.   Definitions.................................................  2

ARTICLE 2
     ESTABLISHMENT OF THE TRUST
     SECTION 2.1.   Name........................................................ 14
     SECTION 2.2.   Office of the Delaware Trustee;
                         Principal Place of Business............................ 14
     SECTION 2.3.   Organizational Expenses..................................... 15
     SECTION 2.4.   Issuance of the Preferred
                         Securities............................................. 15
     SECTION 2.5.   Subscription and Purchase of
                         Debentures; Issuance of the
                         Common Securities...................................... 15
     SECTION 2.6.   Declaration of Trust........................................ 16
     SECTION 2.7.   Authorization to Enter into
                         Certain Transactions................................... 16
     SECTION 2.8.   Assets of Trust............................................. 21
     SECTION 2.9.   Title to Trust Property..................................... 21

ARTICLE 3
     PAYMENT ACCOUNT
     SECTION 3.1.   Payment account............................................. 22

ARTICLE 4
     DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION
     SECTION 4.1.   Distributions............................................... 22
     SECTION 4.2.   Redemption.................................................. 23
     SECTION 4.3.   Conversion.................................................. 26
     SECTION 4.4.   Special Event Exchange or
                         Redemption............................................. 29
     SECTION 4.5.   Subordination of Common
                         Securities............................................. 32
     SECTION 4.6.   Payment Procedures.......................................... 32
     SECTION 4.7.   Tax Returns and Reports..................................... 32
     SECTION 4.8.   Payment of Taxes, Duties, Etc.,
                         of the Trust........................................... 33
     SECTION 4.9.   Payments under Indenture.................................... 33


ARTICLE 5
     TRUST SECURITIES CERTIFICATES
     SECTION 5.1.   Initial Ownership........................................... 33
     SECTION 5.2.   The Trust Securities Certificates........................... 33
     SECTION 5.3.   Delivery of Trust Securities
                         Certificates........................................... 34

                                                                                   Page
                                                                                   ----
     SECTION 5.4.   Registration of Transfer and
                         Exchange of Preferred
                         Securities; Restrictions on
                         Transfer................................................. 35
     SECTION 5.5.   Mutilated, Destroyed, Lost or
                         Stolen Trust Securities
                         Certificates............................................. 36
     SECTION 5.6.   Persons Deemed Securityholders................................ 36
     SECTION 5.7.   Access to List of Securityholders'
                         Names and Addresses...................................... 36
     SECTION 5.8.   Maintenance of Office or Agency............................... 37
     SECTION 5.9.   Appointment of Paying Agent................................... 37
     SECTION 5.10.  Ownership of Common Securities by
                         Depositor................................................ 38
     SECTION 5.11.  Global Securities; Non-Global
                         Securities; Common Securities
                         Certificate.............................................. 38
     SECTION 5.12.  Notices to Clearing Agency.................................... 40
     SECTION 5.13.  Definitive Preferred Securities
                         Certificates............................................. 40
     SECTION 5.14.  Rights of Securityholders..................................... 41


ARTICLE 6
     ACT OF SECURITYHOLDERS; MEETINGS; VOTING..................................... 42
     SECTION 6.1.   Limitations on Voting Rights.................................. 45
     SECTION 6.2.   Notice of Meetings
     SECTION 6.3.   Meetings of Preferred......................................... 45
                         Securityholders.......................................... 45
     SECTION 6.4.   Voting Rights................................................. 46
     SECTION 6.5.   Proxies, Etc
     SECTION 6.6.   Securityholder Action by Written.............................. 46
                         Consent
     SECTION 6.7.   Record Date for Voting and Other.............................. 46
                         Purposes................................................. 47
     SECTION 6.8.   Acts of Securityholders....................................... 48
     SECTION 6.9.   Inspection of Records

ARTICLE 7
     REPRESENTATIONS AND WARRANTIES
     SECTION 7.1.   Representations and Warranties of
                         the Property Trustee and the............................. 49
                         Delaware Trustee
     SECTION 7.2.   Representations and Warranties of
                         Depositor................................................ 50

                                                                                  Page
                                                                                  ----
ARTICLE 8
     THE TRUSTEES
     SECTION 8.1.   Certain Duties and
                         Responsibilities.......................................    51
     SECTION 8.2.   Notice of Defaults..........................................    54
     SECTION 8.3.   Certain Rights of Property Trustee..........................    56
     SECTION 8.4.   Not Responsible for Recitals or
                         Issuance of Securities.................................    59
     SECTION 8.5.   May Hold Securities.........................................    59
     SECTION 8.6.   Compensation; Indemnity, Fees...............................    60
     SECTION 8.7.   Property Trustee Required;
                         Eligibility of Trustees................................    61
     SECTION 8.8.   Conflicting Interests.......................................    61
     SECTION 8.9.   Resignation and Removal,
                         Appointment of Successor...............................    61
     SECTION 8.10.  Acceptance of Appointment by
                         Successor..............................................    64
     SECTION 8.11.  Merger, Conversion, Consolidation
                         or Succession to Business..............................    65
     SECTION 8.12.  Preferential Collection of Claims
                         Against Depositor or Trust.............................    65
     SECTION 8.13.  Reports by Property Trustee.................................    65
     SECTION 8.14.  Reports to the Property Trustee.............................    65
     SECTION 8.15.  Evidence of Compliance with
                         Conditions Precedent...................................    65
     SECTION 8.16.  Number of Trustees..........................................    66
     SECTION 8.17.  Delegation of Power.........................................    66

ARTICLE 9
     DISSOLUTION, LIQUIDATION AND MERGER
     SECTION 9.1.   Dissolution upon Expiration Date............................    67
     SECTION 9.2.   Early Dissolution...........................................    67
     SECTION 9.3.   Dissolution.................................................    67
     SECTION 9.4.   Liquidation.................................................    68
     SECTION 9.5.   Mergers, Consolidations,
                         Amalgamations or Replacements
                         of the Trust...........................................    69

ARTICLE 10
     MISCELLANEOUS PROVISIONS
     SECTION 10.1.  Limitation of Rights of
                         Securityholders........................................    71
     SECTION 10.2.  Amendment...................................................    71
     SECTION 10.3.  Separability................................................    73
     SECTION 10.4.  Governing Law...............................................    73
     SECTION 10.5.  Payments Due on Non-Business Day............................    73
     SECTION 10.6.  Successors..................................................    74
     SECTION 10.7.  Headings....................................................    74

                                                                                  Page
                                                                                  ----
     SECTION 10.8.  Reports, Notices and Demands................................    74
     SECTION 10.9.  Agreement Not to Petition...................................    74
     SECTION 10.10. Trust Indenture Act; Conflict with
                         Trust Indenture Act....................................    75
     SECTION 10.11. Acceptance of Terms of Trust
                         Agreement, Guarantee and
                         Indenture..............................................    75
     SECTION 10.12. Counterparts................................................    76

EXHIBIT A - Certificate of Trust of Alcoa Trust I

EXHIBIT B - Form of Certificate Depositary Agreement

EXHIBIT C - Form of Common Securities of Alcoa Trust I

EXHIBIT D - Form of Preferred Securities of Alcoa Trust I

EXHIBIT E - Notice of Conversion

                                ALCOA TRUST I*

                   Certain Sections of this Trust Agreement
                     relating to Sections 310 through 318
                      of the Trust Indenture Act of 1939:

TRUST INDENTURE                                                       TRUST AGREEMENT
ACT SECTION                                                           SECTION
Section 310        (a)(1)      .............................          8.7
                   (a)(2)      .............................          8.7
                   (a)(3)      .............................          Not Applicable
                   (a)(4)      .............................          2.7(a)(ii)
                   (b)         .............................          8.8
Section 311        (a)         .............................          8.12
                   (b          .............................          8.12
Section 312        (a)         .............................          5.7
                   (b)         .............................          5.7
                   (c)         .............................          5.7
Section 313        (a)         .............................          8.13(a)
                   (c)         .............................          10.8
                   (d)         .............................          8.13(c)
                   (a)(4)      .............................          8.13(b)
                   (b)         .............................          8.13(b)
Section 314        (a)         .............................          8.14
                   (b)         .............................          Not Applicable
                   (c)(1)      .............................          8.15
                   (c)(2)      .............................          8.15
                   (c)(3)      .............................          Not Applicable
                   (d)         .............................          Not Applicable
                   (e)         .............................          1.1, 8.15
Section 315        (a)         .............................          8.1(a), 8.3(a)
                   (b)         .............................          8.2, 10.8
                   (c)         .............................          8.1(a)
                   (d)         .............................          8.1, 8.3
                   (e)         .............................          Not Applicable
Section 316        (a)         .............................          Not Applicable
                   (a)(1)(A)   .............................          Not Applicable
                   (a)(1)(B)   .............................          Not Applicable
                   (a)(2)      .............................          Not Applicable
                   (b)         .............................          Not Applicable
                   (c)         .............................          6.7
Section 317        (a)(1)      .............................          Not Applicable
                   (b)         .............................          5.9
Section 318        (a)         .............................          10.10

____________________

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

          AMENDED AND RESTATED TRUST AGREEMENT, dated as of [             ]
among (i) Aluminum Company of America, a Pennsylvania corporation, (including any successors or assigns, the "Depositor'), (ii) The Chase Manhattan Bank, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Chase Manhattan Bank Delaware, a corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (in such capacity, the "Delaware Trustee"), (iv) [AT], an individual, [AT], an individual, and [AT], an individual, each of whose address is c/o Aluminum Company of America, 201 Isabella Street, Pittsburgh, PA 15212-5858, each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees") and (iv) the several Holders as hereinafter defined.


                             W I T N E S S E T H:

          WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and created a business trust pursuant to the Delaware Business Trust Act by the entering into of that certain Declaration of Trust, dated as of
[                ] (the "Original Trust Agreement"), and by the execution and filing by certain of the Trustees with the Secretary of State of the State of
Delaware of the Certificate of Trust, filed on [              ], attached as
Exhibit A, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust (as defined herein) and investing the proceeds thereof in the Debentures (as defined herein); and

          WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Underwriting Agreement (as defined herein) and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures;

          NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders of the Preferred Securities, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:


                                   ARTICLE 1
                                 DEFINED TERMS

          SECTION 1.1.  Definitions.  For all purposes of this Trust Agreement,
                        ------------
except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

          "Act" has the meaning specified in Section 6.8.

          ["Additional Amount" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on the Debentures.]

          ["Additional Sums" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Indenture) paid by the Depositor on the Debentures.]

          "Administrative Trustee" means each of [           ,         and
  ], each solely in his capacity as Administrative Trustee of the Trust and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Depositor shall be deemed not to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          ["Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of Euroclear and Cedel, and of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.]

          "Bank" has the meaning specified in the preamble to this Trust Agreement.

          "Bankruptcy Event" means, with respect to any Person:

          (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of substantially all of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (b) the institution by such Person of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator

     (or similar official) of such Person or of substantially all of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

          "Bankruptcy Laws" has the meaning specified in Section 10.9.

          "Board of Directors" means either the board of directors of the Depositor or any committee of that board duly authorized to act hereunder.

          "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.11.

          "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Debenture Trustee, is closed for business.

          "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means the first Time of Delivery (as defined in the Underwriting Agreement), which date is also the date of execution and delivery of this Trust Agreement.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

          "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

          "Common Stock" means common stock, $1.00 par value per share, of the Depositor.

          "Conversion Agent" has the meaning specified in Section 4.3.

          "Conversion Date" has the meaning specified in Section 4.3.

          "Conversion Price" has the meaning specified in Section 4.3.

          "Corporate Trust Office" means the principal corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, New York, New York 10001 Attention: Global Trust Services.

          "Current Market Price", with respect to Common Stock, means for any day the last reported sale price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange Composite Transactions Tape, or, if Common Stock is not listed or admitted to trading on the New York Stock Exchange on such day, on the principal national securities exchange on which Common Stock is listed or admitted to trading, if Common Stock is listed on a national securities exchange, or the Nasdaq National Market, or, if Common Stock is not quoted or admitted to trading on such quotation system, on the principal quotation system on which Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

          "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

          "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

          "Debenture Trustee" means [T], a [          ] banking corporation, as
trustee under the Indenture.

          "Debentures" means all of the Depositor's [     ] [junior] convertible
subordinated debentures, $[           ] aggregate principal amount, issued
pursuant to the Indenture.

          "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (x) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(b) and (y) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

          "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ((S)) 3801, et seq., as it may be amended from time to time.

          "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

          "Depositor" has the meaning specified in the preamble to this Trust Agreement.

          "Direct Action" has the meaning specified in Section 6.8.

          "Distribution Date" has the meaning specified in Section 4.1(a).

          "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

          "Early Dissolution Event" has the meaning specified in Section 9.2.

          "Event of Default" means the occurrence of a Debenture Event of Default, whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          "Exchange Notice" has the meaning specified in Section 4.4(b).

          "Expiration Date" has the meaning specified in Section 9.1.

          "Global Certificate" means a Preferred Security that is registered in the Securities Register in the name of a Clearing Agency or a nominee thereof.

          "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and The Chase Manhattan Bank, a New York banking corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

          "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

          "Indenture" means the Junior Convertible Subordinated Indenture, dated
as of [           , 1998] between the Depositor and the Debenture Trustee, as amended or supplemented from time to time.

          "Investment Company Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Trust Agreement.

          "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

          "Liquidation Date" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

          "Liquidation Distribution" has the meaning specified in Section
9.4(d).

          "1940 Act" means the Investment Company Act of 1940, as amended.

          "Notice of Conversion" means the notice given by a Holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Debentures and to convert such Debentures into Common Stock on behalf of such holder. Such notice is substantially in the form set forth in Exhibit E.

          "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, Vice Chairman of the Board, the President or a Vice President, and by (ii) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, the Controller, or an Assistant Controller, of the Depositor, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who may be an employee of any thereof, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

          (a) a statement that the counsel signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by such counsel in rendering the Opinion of Counsel;

          (c) a statement that such counsel has made such examination or investigation as is necessary to enable such counsel to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such counsel, such condition or covenant has been complied with.

          "Optional Redemption Price" means with respect to the Preferred Securities (except as set forth below with respect to redemption upon the occurrence of a Tax Event), the following percentages of the Liquidation Amounts thereof, plus accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the
twelve-month period commencing [          ] in each of the following years
indicated:

Year      Redemption Price          Year        Redemption Price
----      ----------------          ----        ----------------
[    ]       [     ]%              [     ]         [        ]%

[    ]       [     ]%              [     ]         [        ]%

[    ]       [     ]%             [     ] and      [        ]%
                                  thereafter

[    ]       [     ]%

          In the event of a redemption of Trust Securities upon the occurrence of a Tax Event, Trust Securities shall be redeemed at the redemption price of $50 per Trust Security and all accumulated and unpaid Distributions, if any, to the date fixed for redemption.

          "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

          "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

          (a) Trust Securities theretofore cancelled by the Securities Registrar or delivered to the Securities Registrar for cancellation or tendered for conversion;

          (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement;

          (c) Trust Securities which have been exchanged for Debentures pursuant to Section 4.4; and

          (d) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.5;

provided, however, that in determining whether the Holders of the requisite
--------  -------
Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be fully protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that a Responsible Officer of the Property Trustee or the Delaware Trustee, or an individual Administrative Trustee, as the case may be, actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Depositor, one or more of the Administrative Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

          "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

          "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

          "Payment Account" means a segregated non-interest bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

          "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

          "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

          "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

          "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

          "Redemption Price" means, with respect to any Trust Security, $50 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums) to the date of redemption.

          "Relevant Trustee" has the meaning specified in Section 8.9.

          "Responsible Officer" means, with respect to the Property Trustee or the Delaware Trustee, any officer, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Property Trustee or the Delaware Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Trust Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

          "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

          "Special Event" means a Tax Event or an Investment Company Event.

          "Successor Property Trustee" has the meaning specified in Section 8.9.

          "Successor Delaware Trustee" has the meaning specified in Section 8.9.

          "Successor Securities" has the meaning specified in Section 9.5.

          "Super Majority" has the meaning specified in Section 8.2.

          "Tax Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Trust Agreement and does not pertain to the use of the proceeds of the issuance of the Debentures, there is more than an insubstantial risk in each case after the date thereof that (i) the Trust is, or will be within 90 days after the date thereof, subject to United State Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Depositor on the Debentures is not, or will not be, within 90 days after the date thereof, deductible, in whole or in part, for United States Federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date thereof, subject to more than de minimus amount of
                                                            -- -------
other taxes, duties, assessments or other governmental charges.

          "Trust" means the Delaware business trust continued hereby and identified on the cover page of this Trust Agreement.

          "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Trust Agreement for the benefit of the Securityholders.

          "Trust Security" means any one of the Common Securities or the Preferred Securities.

          "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Definitive Preferred Securities Certificates.

          "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

          "Underwriting Agreement" means the Underwriting Agreement, dated as of
[                 ], including the Pricing Agreement dated [           ], among
the Trust, the Depositor and the Underwriters named therein.


                                   ARTICLE 2
                          ESTABLISHMENT OF THE TRUST

          SECTION 2.1.  Name.  The Trust continued hereby shall be known as
                        ----
"Alcoa Trust [ ], as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          SECTION 2.2.  Office of the Delaware Trustee; Principal Place of
                        --------------------------------------------------
Business.  The address of the Delaware
---------

Trustee in the State of Delaware is 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is 201 Isabella Street, Pittsburgh, PA 15212-5858.

          SECTION 2.3.  Organizational Expenses.  The Depositor shall pay
                        ------------------------
organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

          SECTION 2.4.  Issuance of the Preferred Securities.  On [         ],
                        -------------------------------------
the Depositor on behalf of the Trust executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Underwriters named in the Underwriting Agreement Preferred Securities Certificates, in an aggregate amount
of [          ] Preferred Securities having an aggregate Liquidation Amount of
$[              ], against receipt of the aggregate purchase price of such
Preferred Securities of $[           ], which amount the Administrative Trustees
shall promptly deliver, or cause to be delivered, to the Property Trustee.

          SECTION 2.5.  Subscription and Purchase of Debentures; Issuance of the
                        --------------------------------------------------------
Common Securities. Contemporaneously with the execution and delivery of this
------------------
Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate
principal amount equal to $[           ], and, in satisfaction of the purchase
price for such Debentures, the Property Trustee, on behalf of the Trust, shall
deliver to the Depositor the sum of $[            ].  Contemporaneously
therewith, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Depositor Common Securities Certificates registered in the name of the Depositor, in an aggregate amount of
[       ] Common Securities having an aggregate Liquidation Amount of $[      ]
against receipt by the Property Trustee of the aggregate purchase price of
such Common Securities from the Depositor of the sum of $[          ].

          SECTION 2.6.  Declaration of Trust.  The exclusive purposes and
                        ---------------------
functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, (b) to distribute the Trust's income as provided in this Trust Agreement and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment, subject to the terms and conditions hereof. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 8.1(c) and Section
8.3. No implied covenants or obligations shall be read into this Trust Agreement against the Delaware Trustee.

          SECTION 2.7.  Authorization to Enter into Certain Transactions.  (a)
                        -------------------------------------------------
The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in Section 2.6 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

          (i) As among the Trustees, each Administrative Trustee shall have the exclusive power and authority to act on behalf of the Trust with respect to the following matters:

               (A)  to issue and sell the Trust Securities, provided, however,
                                                            --------  -------
          that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted to the Underwriters named in the Underwriting Agreement, subject to the issuance of Trust Securities pursuant to
          Section 5.5 and Successor Securities pursuant to Section 9.5;

               (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Certificate Depository Agreement and such other agreements as may be necessary or incidental to the purposes and function of the Trust;

               (C) to assist in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

               (D) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges, if any, as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Depositor);

               (E) to appoint a Paying Agent, a Securities Registrar and an authenticating agent in accordance with this Trust Agreement;

               (F) to the extent provided in this Trust Agreement, to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

               (G) unless otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any other Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

               (H) to take any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement including, but not limited to:

                    (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the 1940 Act;

                    (ii) causing the Trust to be classified for United States Federal income tax purposes as a grantor trust; and

                    (iii) cooperating with the Depositor to ensure that the
               Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes;

          provided that such action does not adversely affect in any material
          --------
          respect the interests of Securityholders except as otherwise provided in Section 10.2(a).

               (I) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A)  the establishment of the Payment Account;

               (B)  the receipt of and taking title to the Debentures;

               (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

               (D) the distribution from the Trust Property of amounts owed to the Securityholders in respect of the Trust Securities;

               (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

               (F) the sending of notices of default, other notices and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

               (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

               (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust;

               (I) after an Event of Default of which a Responsible Officer of the Property Trustee has knowledge, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

               (J) subject to this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i); and

               (K) to act as Paying Agent and/or Securities Registrar to the extent appointed as such hereunder.

          (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall not cause the Trust to

(i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Trust Agreement and the Trust Securities), acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Trust Agreement, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

          (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i) to file by the Trust with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

          (ii) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for resale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

          (iii) to the extent necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto (it being understood that neither the Trust nor the Depositor has any obligation under the Indenture, the Underwriting Agreement or the Trust Agreement to register any Trust Securities under the Securities Exchange Act of 1934, as amended, or to list any Trust Securities on any securities exchange);

          (iv) to negotiate, and to execute and deliver, on behalf of the Trust, the Underwriting Agreement; and

          (v) any other actions necessary or incidental to carry out any of the foregoing activities.

          (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in Section 10.2(a).

          SECTION 2.8.  Assets of Trust.  The assets of the Trust shall consist
                        ----------------
of only the Trust Property.

          SECTION 2.9.  Title to Trust Property.  Legal title to all Trust
                        ------------------------
Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement. The Securityholders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                   ARTICLE 3
                                PAYMENT ACCOUNT

          SECTION 3.1.  Payment Account.  (a)  On or prior to the Closing Date,
                        ----------------
the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

          (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                   ARTICLE 4
                DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

          SECTION 4.1.  Distributions.  (a)  Distributions on the Trust
                        --------------
Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and, except in the event that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable quarterly
in arrears on [        ], [      ], [           ] and [          ] of each year,
commencing on [             ] (which dates correspond to the interest payment
dates on the Debentures), when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this Section 4.1. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

          (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be
payable at a rate of [     ]% per annum of the Liquidation Amount of the Trust
Securities, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

          (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

          (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

          SECTION 4.2.  Redemption.  (a)  Upon an optional redemption (as set
                        -----------
forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, including pursuant to Section 4.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Indenture) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities, having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Depositor, at the Redemption Price. The Trust may not redeem fewer than all the Outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

          (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Depositor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Securities Register.
All notices of redemption shall state:

          (i)    the Redemption Date;

          (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

          (iii) the record date for the determination of Holders entitled to receive payment of the Redemption Price or Optional Redemption Price, as the case may be, as provided in Section 4.2(d);

          (iv)   the CUSIP number;

          (v) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

          [(vi) the Conversion Price and that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 4.3 below;]

          (vii) that on the Redemption Date, the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

          (viii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be.

          (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by

12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except (i) the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest, and
(ii) the right to convert such Preferred Securities into Common Stock in the manner provided in Section 4.3 through the close of business on the Redemption Date; and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. Payment of the Redemption Price or the Optional Redemption Price, as the case may be, shall be made to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) preceding such Redemption Date.

          (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common
               --------
Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or an integral multiple of $50 in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar and the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

          (f) In the event of any redemption, the Trust shall not be required to issue, register the transfer of or register the exchange of any Preferred Security during a period beginning at the opening of business 15 days before any Redemption Date and ending at the close of business on such Redemption Date.

          [SECTION 4.3.  Conversion.  The Holders of Trust Securities, subject
                         -----------
to the limitations set forth in this Section, shall have the right, at their option, to cause the

Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

          (i) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock pursuant to the Holders direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures having a principal amount equal to the aggregate Liquidation Amount of such Trust Securities, and promptly convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an
     initial rate of [     ] shares of Common Stock for each Trust Security
     (which is equivalent to a conversion price of approximately $[     ] per
     $50 principal amount of Debentures), subject to certain adjustments set forth in the Indenture (as so adjusted, the "Conversion Price").

         (ii) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and
     (ii) direct the Conversion Agent (a) to exchange such Trust Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph) and (b) to promptly convert such Debentures, on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Property Trustee in writing of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such written notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Trust Securities at the close of business on a Distribution payment record date will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities on or following such record date but prior to such distribution Date. Except as provided above, neither the Trust nor the Depositor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities submitted for conversion prior to the expiration of conversion rights as provided in Section 4.3(iii) shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date of conversion. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

        (iii) The conversion rights of holders of the Debentures and the corresponding conversion rights of Holders of Trust Securities shall expire at the close of business on the date set for redemption of the Trust Securities upon the mandatory or optional redemption of the Debentures.

         (iv)  Each Holder of a Trust Security by its acceptance thereof
     initially appoints [                     ] not in its individual capacity
     but solely as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section and
     (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Debenture Trustee.

          (v) No fractional shares of Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Depositor to the Conversion Agent in an amount equal to the Current Market Price of the fractional share of the Common Stock, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

         (vi) Nothing in this Section 4.3 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust Agreement or otherwise required of the Property Trustee or the Trust to pay any amounts on account of such withholdings.]

          SECTION 4.4.  Special Event Exchange or Redemption.  (a)  If a Special
                        -------------------------------------
Event shall occur and be continuing, the Property Trustee shall direct the Conversion Agent to exchange all Outstanding Trust Securities for Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and with accrued interest in an amount equal to any unpaid Distribution (including any Additional Amounts) on the Trust Securities; provided, however, that, in the case of a Tax Event, the Depositor shall have
--------  -------
the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Depositor shall have elected to pay any Additional Sums (as defined in the Indenture) such that the amount received by Holders of Trust Securities not so exchanged in respect of Distributions and other distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If a Tax Event shall occur and be continuing, the Depositor shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, for cash upon the later of (i) 90 days following the occurrence of such Tax Event or

(ii) [                ].  Promptly following such redemption, Trust Securities
with an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Optional Redemption Price applicable in the event of a redemption upon the occurrence of a Tax Event on a pro rata basis.
                 --------

          (b) Notice of any exchange pursuant to this Section 4.4 (an "Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Depositor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the Securities Register. Each Exchange Notice shall state: (A) the exchange date; (B) the aggregate Liquidation Amount and any unpaid Distributions (including any Additional Amounts) on the Trust Securities to be exchanged and the aggregate principal amount and any accrued interest on the Debentures to be exchanged therefor; (C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debentures and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; (D) the record date for the determination of Holders of Trust Securities to be exchanged as provided in Section 4.4(g); and (E) the identity of the Conversion Agent, if any, and the place or places where each Trust Certificate to be exchanged is to be surrendered in exchange for Debentures. No defect in the Exchange Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

          (c) In the event that fewer than all the Outstanding Preferred Securities are to be exchanged, then, on the exchange date, (i) if all of the Outstanding Preferred Securities are represented by Definitive Preferred Securities Certificates, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis,
                                                                 --------
and (ii) if all of the Outstanding Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates on a pro rata basis. In the case of clause
                                       --------
(ii) above, the particular Book-Entry Preferred Securities Certificates to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such Global Certificate is then held. Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

          (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Clearing Agency or its nominee, as the record Holder of the Preferred Securities, will exchange through the Conversion Agent the Global Certificate representing the Preferred Securities to be exchanged for a registered Global Certificate or certificates representing the Debentures to be delivered upon such exchange, (ii) if the Preferred Securities are represented by Definitive Preferred Securities Certificates, the certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debentures having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Conversion Agent for exchange for definitive certificates representing Debentures and (iii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debentures. The Common Securities shall be exchanged in a similar manner.

          (e) Each Holder, by becoming a party to this Trust Agreement pursuant to Section 10.11 of this Trust Agreement, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debentures pursuant to the terms described above.

          (f) Nothing in this Section 4.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust

Agreement or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

          (g)  An exchange of Trust Securities for Debentures pursuant to this
Section 4.4 shall be made to Holders of Trust Securities as they appear on the Securities Register for Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) preceding the exchange date.

          SECTION 4.5.  Subordination of Common Securities. Payment of
                        -----------------------------------
Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata
                                                                        --------
based on the Liquidation Amount of the Trust Securities; provided, however, that
                                                         --------  -------
if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities to be redeemed, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

          SECTION 4.6.  Payment Procedures.  Payments in respect of the
                        -------------------
Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depositary Agreement on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

          SECTION 4.7.  Tax Returns and Reports.  The Administrative Trustees
                        ------------------------
shall prepare (or cause to be prepared), at the Depositor's expense, and file all United

States Federal, State and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

          SECTION 4.8.  Payment of Taxes, Duties, Etc., of the Trust.  Upon
                        ---------------------------------------------
receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice from the Depositor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

          SECTION 4.9.  Payments under Indenture.  Any amount payable hereunder
                        -------------------------
to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or any Owner with respect thereto) has directly received pursuant to Section [5.8] of the Indenture in accordance with the terms of Section 6.8 hereof.


                                   ARTICLE 5
                         TRUST SECURITIES CERTIFICATES

          SECTION 5.1.  Initial Ownership.  Upon the creation of the Trust and
                        ------------------
until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

          SECTION 5.2.  The Trust Securities Certificates. The Preferred
                        ----------------------------------
Securities Certificates shall be issued in minimum denominations of $50 Liquidation Amount and integral multiples of $50 in excess thereof, and the Common Securities Certificates shall be issued in denominations of

$50 Liquidation Amount and integral multiples thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and authenticated by the Property Trustee. Preferred Securities initially will be represented by one or more certificates in registered global form (the "Global Certificates"). Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4.

          SECTION 5.3.  Delivery of Trust Securities Certificates.  On the
                        ------------------------------------------
Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its Chairman of the Board, any Vice Chairman, its President, any Senior Vice President or any Vice President, Treasurer or Assistant Treasurer or Controller without further corporate action by the Depositor, in authorized denominations.

          A Trust Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Security Certificate has been authenticated under this Trust Agreement. Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Trust Security Certificates for original issue.

          The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Trust Security Certificates. An authenticating agent may authenticate Trust Security Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Depositor or an Affiliate with respect to the authentication of Trust Securities.

          SECTION 5.4.  Registration of Transfer and Exchange of Preferred
                        --------------------------------------------------
Securities; Restrictions on Transfer. The Securities Registrar shall keep or
-------------------------------------
cause to be kept, at the office or agency maintained pursuant to Section 5.8, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to
Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

          Upon surrender for registration of transfer of any Preferred Security at an office or agency of the Securities Registrar designated pursuant to
Section 5.8 for such purpose, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate Liquidation Amount.

          At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities to be exchanged at any such office or agency. Whenever any Preferred Securities are so surrendered for exchange, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

          All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be entitled to the same benefits under this Trust Agreement as the Preferred Securities surrendered upon such registration of transfer or exchange.

          Every Preferred Security presented or surrendered for registration of transfer or for exchange shall (if so requested by the Depositor or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the

Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

          SECTION 5.5.  Mutilated, Destroyed, Lost or Stolen Trust Securities
                        -----------------------------------------------------
Certificates.  If (a) any mutilated Trust Securities Certificate shall be
-------------
surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

          SECTION 5.6.  Persons Deemed Securityholders. Each Trustee and the
                        -------------------------------
Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

          SECTION 5.7.  Access to List of Securityholders' Names and Addresses.
                        -------------------------------------------------------
The Administrative Trustees or the Depositor shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under the Trust Agreement) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least five Business Days before each Distribution Date, and (b) to the Property Trustee, promptly after receipt by the Depositor of a written request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent
Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 5.8.  Maintenance of Office or Agency. The Securities
                        --------------------------------
Registrar shall maintain in The City of New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be
served.  The Securities Registrar initially designates [                    ,
New York, New York [   ], Attention: [                              ], as its
principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

          SECTION 5.9.  Appointment of Paying Agent.  In the event that the
                        ----------------------------
Preferred Securities are not in book-entry form only, the Trust shall maintain in the Borough of Manhattan, City of New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the

Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Depositor; provided, however, that no such resignation of the Paying Agent shall
           --------  -------
be effective until a successor Paying Agent has been appointed and has accepted such appointment by instrument executed by such successor Paying Agent and delivered to the Trust, the Depositor and the resigning Paying Agent. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          SECTION 5.10.  Ownership of Common Securities by Depositor.  Upon the
                         --------------------------------------------
issuance of Common Securities as provided for in Section 2.5, the Depositor shall acquire beneficial and record ownership of the Common Securities. The Depositor has covenanted in the Indenture to maintain directly or indirectly 100% ownership of the Common Securities, provided that any permitted successor of the Company under the Indenture may succeed to the Company's ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities in violation of that covenant shall be void. The Administrative Trustees shall cause each Common Securities Certificate to contain a legend stating, "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN ENTITY WHOLLY OWNED BY ALUMINUM COMPANY OF AMERICA OR TO CERTAIN SUCCESSORS OF ALUMINUM COMPANY OF AMERICA"

          SECTION 5.11.  Global Securities; Non-Global Securities; Common
                         ------------------------------------------------
Securities Certificate.  (a)  Each Global Certificate authenticated under this
-----------------------
Trust Agreement shall be registered in the name of the Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Trust Agreement.

          (b) If a Global Certificate is to be exchanged for Definitive Preferred Securities Certificates or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Securities Registrar, for exchange or cancellation as provided in this Article 5. If any Global Certificate is to be exchanged for Definitive Preferred Securities Certificates or cancelled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.4, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the Liquidation Amount thereof (or number of Preferred Securities represented thereby) shall be reduced or increased by an amount equal to the portion, thereof to be so exchanged or cancelled, or equal to the Liquidation Amount of (or number of securities represented by) such Definitive Preferred Security Certificates to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall, subject to
Section 5.4 and as otherwise provided in this Article 5, authenticate and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative. Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in this paragraph, the Depositor shall promptly make available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

          (c) Every Preferred Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

          (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the Holder of such Global Certificate for all purposes under this Trust Agreement and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owners or Holders of such Global Certificate for any purpose of this Trust Agreement or the Preferred Securities.

          (e) A single Common Securities Certificate representing the Common Securities shall initially be issued to the Depositor in the form of a definitive Common Securities Certificate.

          SECTION 5.12.  Notices to Clearing Agency.  To the extent that a
                         ---------------------------
notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

          SECTION 5.13.  Definitive Preferred Securities Certificates.
                         ---------------------------------------------
Notwithstanding any other provision in this Trust Agreement, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Trust and the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Depositor thereupon fail to appoint a successor Clearing Agency, (ii) the Trust and the Depositor, at their option, notify the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Definitive Preferred Securities Certificates delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

          SECTION 5.14.  Rights of Securityholders.  The legal title to the
                         --------------------------
Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, provided, however,
                                                            --------  -------
the Holders of Trust Securities may be obligated, pursuant to the terms of this Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Trust Securities and (ii) provide security and indemnity in connection with the requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                                   ARTICLE 6
                   ACT OF SECURITYHOLDERS; MEETINGS; VOTING

          SECTION 6.1.  Limitations on Voting Rights. (a)  Except as provided in
                        -----------------------------
this Section, in Section 8.2 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

          (b) Subject to Section 8.2 hereof, if an Event of Default with respect to the Preferred Securities has occurred and been subsequently cured, waived or otherwise eliminated, the provisions of Section 6.1(b)(ii) hereof shall apply. During (x) the period commencing on the date of the occurrence of an Event of Default with respect to the Preferred Securities and ending on the date when such Event of Default is cured, waived or otherwise eliminated, or (y) any period not described in either the preceding sentence or the preceding clause (x), the provisions of Section 6.1(b)(i) shall apply.

          (i) The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under Section [5.13] of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture
                    --------  -------
     would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States Federal income tax purposes on account of such action.

          (ii) Subject to Section 8.2 of this Trust Agreement and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated, the Holders of a majority in aggregate Liquidation Amount of the Common Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Common Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that
                                                     --------  -------
     where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. The Property Trustee shall notify all Holders of record of the Common Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States Federal income tax purposes on account of such action.

          (iii) The provisions of this Section 6.1(b) and Section 6.1(a) of this Trust Agreement shall be in lieu of (S) 316(a)(1)(A) of the Trust Indenture Act, and such (S) 316(a)(1)(A) is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

          (c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities.

          SECTION 6.2.  Notice of Meetings.  Notice of all meetings of the
                        -------------------
Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

          SECTION 6.3.  Meetings of Preferred Securityholders.  No annual
                        --------------------------------------
meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount), and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

          Holders of record of a majority of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

          If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

          SECTION 6.4.  Voting Rights.  Securityholders shall be entitled to one
                        --------------
vote for each $50 of Liquidation

Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Depositor, the Trustees or any affiliate of any Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

          SECTION 6.5.  Proxies, Etc.  At any meeting of Securityholders, any
                        -------------
Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

          SECTION 6.6.  Securityholder Action by Written Consent.  Any action
                        -----------------------------------------
which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

          SECTION 6.7.  Record Date for Voting and Other Purposes.  For the
                        ------------------------------------------
purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust

Agreement, or for the purpose of any other action, the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

          SECTION 6.8.  Acts of Securityholders.  Any request, demand,
                        ------------------------
authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

          The ownership of Preferred Securities shall be proved by the Securities Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

          Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

          If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Administrative Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

          Upon the occurrence and continuation of an Event of Default, the Holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debentures against the Depositor. If the Property Trustee fails to enforce its rights as holder of the Debentures after a request therefor by a Holder of Preferred Securities, such holder may proceed to enforce such rights directly against the Depositor. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Depositor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, for enforcement of payment to such holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder after the respective due date specified in the Debentures (a "Direct Action"). In connection with any such Direct Action, the rights of the Depositor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Depositor to such Holder of Preferred Securities as a result of such Direct Action.

          SECTION 6.9.  Inspection of Records.  Upon reasonable notice to the
                        ----------------------
Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                   ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

          SECTION 7.1.  Representations and Warranties of the Property Trustee
                        ------------------------------------------------------
and the Delaware Trustee.
-------------------------

          (a) The Property Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

               (i) the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

               (ii) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

               (iii) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

               (iv) the execution, delivery and performance by the Property Trustee of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and do not require any approval of stockholders of the Property Trustee and such execution, delivery and performance will not
          (a) violate the Property Trustee's charter or by-laws or (b) violate any law, governmental rule or regulation of the United States or the State of

          New York, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee, or any order, judgment or decree applicable to the Property Trustee.

          (b) The Delaware Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

              (i) the Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

              (ii) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

              (iii) this Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

              (iv) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Delaware Trustee and do not require any approval of stockholders of the Delaware Trustee or the Delaware Trustee and such execution, delivery and performance will not (a) violate the Delaware Trustee's charter or by-laws or (b) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, corporate, or trust powers of the Delaware Trustee, or any order, judgment or decree applicable to the Delaware Trustee.

          SECTION 7.2.  Representations and Warranties of Depositor.  The
                        --------------------------------------------
Depositor hereby represents and warrants for the benefit of the Property Trustee, the Delaware Trustee and the Securityholders that:

          (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of such date, entitled to the benefits of this Trust Agreement; and

          (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.


                                   ARTICLE 8
                                  THE TRUSTEES

          SECTION 8.1.  Certain Duties and Responsibilities. (a)  The duties and
                        ------------------------------------
responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Trust Agreement and the Trust Indenture Act and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.2) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Trust Agreement and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release the Administrative Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

          (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

          (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

          (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

          (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree, in writing, with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

          (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor;

          (vi) the Property Trustee shall have no duty or liability with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments thereon or in connection therewith;

          (vii) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement and in the Preferred Securities and the Common Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement and in the Preferred Securities and the Common Securities, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

          (viii) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it.

          SECTION 8.2.  Notice of Defaults.  (a)  Within ten days after the
                        -------------------
occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders of Preferred Securities, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived, provided that,
                                                              --------
except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

          (b) Within ten days after the receipt of notice of the Depositor's exercise of its right to extend the interest payment period for the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

          (c) The Holders of a majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Debenture
                                 --------
Event of Default:

               (i) is not waivable under the Indenture, the Event of Default under this Trust Agreement shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures, including the consent or vote of all such holders, (a "Super Majority") to be waived under the Indenture, the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          The provisions of Section 6.1(b) and this Section 8.2(c) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

          (d) The Holders of a majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debenture
                                 --------
Event of Default:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 8.2(d), the Event of Default under this Trust Agreement shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Trust Agreement as provided below in this Section 8.2(d), the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.1(b) and this Section 8.2(d) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.2(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (e) A waiver of a Debenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 8.2(e) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

          SECTION 8.3.  Certain Rights of Property Trustee. Subject to the
                        -----------------------------------
provisions of Section 8.1:

          (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee such as of a certificate presented for transfer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive
                --------  -------
     such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

          (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

          (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

          (e) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

          (f) the Property Trustee may consult with counsel at the Depositor's expense (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

          (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, custodians or nominees) and liabilities which might be incurred by it in compliance with such request or direction;

          (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee may make such further inquiry or investigation into such facts or custodian or nominee matters as it may see fit;

          (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians or nominees, attorneys or an Affiliate, provided that the Property Trustee shall not be responsible for the negligence or recklessness on the part of any agent, attorney, custodian or nominee appointed by it with due care hereunder;

          (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action,
     (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in accordance with such instructions;

          (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

          (1) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement; and

          (m) in the event that the Property Trustee is also acting as a Paying Agent, Conversion Agent, and/or Securities Registrar hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article 8 shall also be afforded to such Paying Agent, Conversion Agent, and/or Securities Registrar.

          No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          Section 8.4.  Not Responsible for Recitals or Issuance of Securities.
                        -------------------------------------------------------
The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The

Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

          SECTION 8.5.  May Hold Securities.  Except as provided in the
                        --------------------
definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

          SECTION 8.6.  Compensation; Indemnity; Fees.
                        ------------------------------

     The Depositor agrees:

          (a) to pay the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
     (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation, dissolution or termination of the Trust or in connection with the administration of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions; and

          (d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

          SECTION 8.7.  Property Trustee Required; Eligibility of Trustees.  (a)
                        ---------------------------------------------------
There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

          (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

          SECTION 8.8.  Conflicting Interests.  If the Property Trustee has or
                        ----------------------
shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

          SECTION 8.9.  Resignation and Removal; Appointment of Successor.  (a)
                        --------------------------------------------------
Subject to Sections 8.9(b) and 8.9(c), Trustees (the "Relevant Trustee") may be appointed or removed without cause at any time:

               (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property Trustee.

          (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.7 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

          (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
                   --------  -------

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                    (a) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the resigning Property Trustee; or

                    (b) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities;

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee; and

               (iii) no appointment of a successor Property Trustee or Delaware Trustee shall be effective until all fees, charges, and expenses of the retiring Property Trustee or retiring Delaware Trustee, as the case may be, have been paid.

          (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.9(d).

          (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
8.9 within 60 days after delivery pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

          (i) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.7).

          The indemnity provided to a Trustee under Section 8.6 shall survive any Trustee's resignation or removal or termination of this Trust Agreement.

          SECTION 8.10.  Acceptance of Appointment by Successor.  In case of the
                         ---------------------------------------
appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees as co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

          Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

          SECTION 8.11.  Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.  Any Person into which the Property Trustee, the Delaware Trustee or
---------
any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          SECTION 8.12.  Preferential Collection of Claims Against Depositor or
                         ------------------------------------------------------
Trust.  If and when the Property Trustee shall be or become a creditor of the
------
Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

          SECTION 8.13.  Reports by Property Trustee. Within 60 days after May
                         ----------------------------
15 of each year, commencing with the first May 15, after the first issuance of Preferred Securities, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by (S) 313 of the Trust Indenture Act, if any, in the form and in the manner provided by (S) 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of (S) 313(d) of the Trust Indenture Act.

          SECTION 8.14.  Reports to the Property Trustee. The Depositor and the
                         --------------------------------
Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

          SECTION 8.15.  Evidence of Compliance with Conditions Precedent.  Each
                         -------------------------------------------------
of the Depositor and the

Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

          SECTION 8.16.  Number of Trustees.  (a) The number of Trustees shall
                         -------------------
be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

          (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.9, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

          SECTION 8.17.  Delegation of Power.  (a)  Any Administrative Trustee
                         --------------------
may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

          (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                   ARTICLE 9
                      DISSOLUTION, LIQUIDATION AND MERGER

          SECTION 9.1.  Dissolution upon Expiration Date. Unless earlier
                        ---------------------------------
dissolved, the Trust shall automatically dissolve on [                ] (the
"Expiration Date").

          Section 9.2.  Early Dissolution.  The first to occur of any of the
                        ------------------
following events is an "Early Dissolution Event":

          (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

          (b) the occurrence of a Special Event except in the case of a Tax Event following which the Depositor has elected (i) to pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Preferred Securities in respect of Distributions are not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments or (ii) to redeem all or some of the Debentures pursuant to
Section 4.4(a);

          (c) the redemption, conversion or exchange of all of the Trust Securities;

          (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

          (e) receipt by the Property Trustee of written notice from the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) of its intention to dissolve the Trust and distribute the Debentures in exchange for the Preferred Securities.

          SECTION 9.3.  Dissolution.  The respective obligations and
                        ------------
responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

          SECTION 9.4.  Liquidation.  (a)  If an Early Dissolution Event
                        ------------
specified in clause (a), (b), (d) or (e) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to
Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register. All notices of liquidation shall be prepared by the Administrative Trustees and shall:

          (i) state the Liquidation Date;

          (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holder; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if
     Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

          (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date and, unless the Property Trustee determines otherwise, shall be the date which is the fifteenth day (whether or not a Business Day) next preceding the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

          (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record holder of such Trust Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any Trust Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Property Trustee for transfer or reissuance.

          (d) In the event that, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines, and an Administrative Trustee shall prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based
                                                        --------
upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up or termination pro
                                                                             ---
rata (determined as aforesaid) with Holders of Preferred Securities, except
----
that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

          SECTION 9.5.  Mergers, Consolidations, Amalgamations or Replacements
                        ------------------------------------------------------
of the Trust.  The Trust may not merge with or into, consolidate, amalgamate, or
-------------
be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 9.5 or Section 9.4. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures,
(iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any,
(iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (c) following such merger, consolidation, amalgamation or replacement, the Trust or such successor entity will be treated as a grantor trust for United States Federal income tax purposes and (viii) the Depositor or any permitted successor or assignee owns, directly or indirectly, all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes.


                                  ARTICLE 10
                           MISCELLANEOUS PROVISIONS

          SECTION 10.1.  Limitation of Rights of Securityholders. Other than as
                         ----------------------------------------
set forth in Section 9.1, the death, incapacity, dissolution, bankruptcy or termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to dissolve the Trust or terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          SECTION 10.2.  Amendment.  (a)  This Trust Agreement may be amended
                         ----------
from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act, or be classified as other than a grantor trust for United States Federal income tax purposes, or (iii) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Trust Agreement under the Trust Indenture Act; provided, however, that
                                                       --------  -------
in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

          (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding, acting as a single class, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act, provided, however, if any amendment or proposal that would adversely affect the
--------  -------
powers, preferences or special rights of the Trust Securities, whether by way of amendment or otherwise, would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in Liquidation Amount of such class of Trust Securities.

          (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

          (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for United States Federal income tax purposes.

          (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

          (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

          (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement and that all conditions precedent, if any, in this Trust Agreement to the execution and delivery of such amendment have been satisfied.

          SECTION 10.3.  Separability.  In case any provision in this Trust
                         -------------
Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 10.4.  Governing Law.  THIS TRUST AGREEMENT AND THE RIGHTS AND
                         --------------
OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES AND EXCLUDING SECTIONS 3540 AND 3561 OF TITLE 12 THEREOF.

          SECTION 10.5.  Payments Due on Non-Business Day. If the date fixed for
                         ---------------------------------
any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day except as otherwise provided in
Section 4.1 (a) and Section 4.2(d), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

          SECTION 10.6.  Successors.  This Trust Agreement shall be binding upon
                         -----------
and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a transaction that is permitted under Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

          SECTION 10.7.  Headings.  The Article and Section headings are for
                         ---------
convenience only and shall not affect the construction of this Trust Agreement.

          SECTION 10.8.  Reports, Notices and Demands.  Any report, notice,
                         -----------------------------
demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities, to Aluminum Company of America, 201 Isabella Street, Pittsburgh, PA 15212-5858.

          Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to [The
Chase Manhattan Bank], [                         ], Attention:                ],
(b) with respect to the Delaware Trustee, to Chase Manhattan Bank Delaware,
[           ], Delaware [     ], with a copy of any such notice to the Property
Trustee at its address above, and (c) with respect to the Administrative Trustees, to them at the address for notices to the Depositor, marked
"Attention: [     ]. Such notice, demand or other communication to or upon the
Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

          SECTION 10.9.   Agreement Not to Petition.  Each of the Trustees and
                          --------------------------
the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been dissolved in accordance with
Article 9, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the dissolution of this Trust Agreement.

          SECTION 10.10.  Trust Indenture Act; Conflict with Trust Indenture
                          --------------------------------------------------
Act.  (a)  This Trust Agreement is subject to the provisions of the Trust
----
Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

          (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

          (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 10.11.  Acceptance of Terms of Trust Agreement, Guarantee and
                          -----------------------------------------------------
Indenture.  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST
----------
THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS THE AGREEMENT OF THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

          SECTION 10. 12.  Counterparts.  This Trust Agreement may contain more
                           -------------
than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                   ALUMINUM COMPANY OF AMERICA,
                                   as Depositor

                                   By: ____________________________________
                                   Name: __________________________________
                                   Title: _________________________________


                                   THE CHASE MANHATTAN BANK,
                                   as Property Trustee

                                   By:_____________________________________
                                   Name: __________________________________
                                   Title: _________________________________


                                   CHASE MANHATTAN BANK DELAWARE,
                                   as Delaware Trustee

                                   By: ____________________________________
                                   Name: __________________________________
                                   Title: _________________________________


                                   ________________________________________
                                   [                  ],
                                   as Administrative Trustee

                                   ________________________________________
                                   [                 ],
                                   as Administrative Trustee

                                   ________________________________________
                                   [               ],
                                   as Administrative Trustee

                                             EXHIBIT A - Certificate of Trust of
                                                                   Alcoa Trust I


                              CERTIFICATE OF TRUST

                                       OF

                                 ALCOA TRUST I


          THIS Certificate of Trust of Alcoa Trust I (the "Trust"), dated as of
[                 ], is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)3801 et seq.).
---- --         -------

          1.  Name. The name of the business trust formed hereby is Alcoa Trust
              -----
[ ].

          2.  Delaware Trustee.  The name and business address of the trustee of
              -----------------
the Trust with a principal place of business in the State of Delaware are [
], Delaware [     ].

          3.  Effective Date. This Certificate of Trust shall be effective upon
              ---------------
filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                                        [                         ], not in
                                        its individual capacity but solely as
                                        trustee of the Trust


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        [                   ], not in his
                                        individual capacity but solely as
                                        trustee of the Trust

                                        ________________________________________

                                                 EXHIBIT B - Form of Certificate
                                                            Depositary Agreement

                                                             [Attach DTC Letter]

                                        EXHIBIT C - Form of Common Securities of
                                                                   Alcoa Trust I


                     THIS CERTIFICATE IS NOT TRANSFERABLE
                     EXCEPT TO AN ENTITY WHOLLY OWNED BY
                     ALUMINUM COMPANY OF AMERICA OR TO
                     CERTAIN SUCCESSORS OF ALUMINUM COMPANY
                     OF AMERICA

          Certificate Number _____   Number of Common Securities ___

                   Certificate Evidencing Common Securities
                                      of
                                 Alcoa Trust I

                               Common Securities
                 (Liquidation Amount $50 per Common Security)

           Alcoa Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Aluminum Company of America (the "Holder") is the registered owner of ________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). Except as set forth in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated
as of [         ,    ], as the same may be amended from time to time (the "Trust
Agreement") including the designation of the terms of the Common Securities as set forth therein. [The Holder is entitled to the benefits of the Common Securities Guarantee Agreement entered into by Aluminum Company of America, a Pennsylvania corporation, and The Chase Manhattan Bank, as Guarantee Trustee,
dated as of [          ,    ] (the "Guarantee"), to the extent provided
therein.] The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

           Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

          IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate.

Dated:                             ALCOA TRUST I



                                   By: ______________________________________
                                   Name:   __________________________________
                                           As Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Common Securities referred to in the within-mentioned Trust Agreement.



                                   THE CHASE MANHATTAN BANK,
                                   as Property Trustee


                                      _____________________________________
                                              Authorized Signatory

                                     EXHIBIT D - Form of Preferred Securities of
                                                                   Alcoa Trust I


          [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE, INSERT - This Preferred Security is a Book-Entry Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

       Certificate Number ____      Number of Preferred Securities ____

                             CUSIP NO. ___________

                  CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF
                                ALCOA TRUST [  ]

                     ___% Convertible Preferred Securities
                (Liquidation Amount $50 per Preferred Security)

          Alcoa Trust [ ], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of __________ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Alcoa Trust [ ] ___% Convertible Preferred Securities (Liquidation Amount $50 per Preferred Security) (the "Preferred Securities"). Except to the extent set forth in the Trust Agreement (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated
as of [                     ] as the same may be amended from time to time (the
"Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Aluminum Company of America, a Pennsylvania corporation, and The Chase Manhattan Bank, as Guarantee Trustee, dated as of [
] (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

          IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate.


Dated:                                       ALCOA TRUST I

                                             By: ______________________________
                                             Name:_____________________________
                                                  An Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.



                                             THE CHASE MANHATTAN BANK,
                                             as Property Trustee

                                             By:  ______________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Insert assignee's social security or tax identification number)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:       ______________________

Signature:  ______________________

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

                    [TO BE ATTACHED TO GLOBAL CERTIFICATE]

                                  SCHEDULE A

          The initial Liquidation Amount of this Global Certificate shall be $_________. The following increases or decreases in the Liquidation Amount of this Global Certificate have been made:

======================================================================
         Amount of
         increase in
         Liquidation
         Amount of
         this Global                      Liquidation
         Certificate                      Amount of       Signature
         including       Amount of        this Global     of
         upon            decrease in      Certificate     authorized
         exercise of     Liquidation      following       officer of
         over-           Amount of        such            Trustee or
Date     allotment       this Global      decrease or     Securities
Made     option          Certificate      increase        Custodian
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

======================================================================

                                                EXHIBIT E - Notice of Conversion

                             NOTICE OF CONVERSION

To:  The Chase Manhattan Bank,
     as Property Trustee of
     Alcoa Trust I

          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of Aluminum Company of America (the "Alcoa Common Stock") in accordance with the terms of the Amended and Restated Trust Agreement (as amended from time to time, the "Trust Agreement"), dated as of [ ], by ____________, ____________ and ____________, as Administrative Trustees, Chase
Manhattan Bank Delaware, as Delaware Trustee, The Chase Manhattan Bank, as Property Trustee, Aluminum Company of America, as Depositor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth in the Trust Agreement) and (ii) promptly convert such Debentures on behalf of the undersigned, into Alcoa Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth in the Trust Agreement).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________

      in whole ___                      in part ______

                                        Number of Preferred Securities to be
                                        converted:

                                        ______________________________________

                                        If a name or names other than the
                                        undersigned, please indicate in the
                                        spaces below the name or names in
                                        which the shares of Alcoa Common
                                        Stock are to be issued, along with
                                        the address or addresses of such
                                        person or persons

                                        ______________________________________
                                        ______________________________________
                                        ______________________________________
                                        ______________________________________
                                        ______________________________________
                                        ______________________________________

                                        ______________________________________
                                        Signature (for conversion only)

                                        Please Print or Typewrite Name and
                                        Address, Including Zip Code, and
                                        Social Security or Other Identifying
                                        Number

                                        ______________________________________
                                        ______________________________________
                                        ______________________________________
Signature Guarantee:*
                                        ______________________________________


____________________
* (Signature must be guaranteed by an institution which is a member of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

                                      E-2